    As filed with the Securities and Exchange Commission on  May 1, 2000
                                                    Registration No. 333-
================================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   ---------

                                   FORM S-8
                            REGISTRATION STATEMENT
                                     Under
                          THE SECURITIES ACT OF 1933

                                   ---------

                       GenStar Therapeutics Corporation
                            (Formerly UroGen Corp.)
            (Exact name of Registrant as specified in its charter)

                                   ---------

          Delaware                                     33-0687976
          --------                                     ----------
  (State of incorporation)                          (I.R.S. Employer
                                                  Identification Number)


                          10835 ALTMAN ROW, SUITE 150
                              San Diego, CA 92121
  (Address, including zip code, of Registrant's principal executive offices)

                                   ---------

                                1999 Stock Plan
                                1995 STOCK PLAN
                          1995 DIRECTORS' OPTION PLAN
                           (FULL TITLE OF THE PLAN)

                                   ---------

                             ROBERT E. SOBOL, M.D.
                     PRESIDENT AND CHIEF EXECUTIVE OFFICER
                       GENSTAR THERAPEUTICS CORPORATION
                          10835 ALTMAN ROW, SUITE 150
                         SAN DIEGO, CALIFORNIA  92121
                                (858) 450-5959
           (Name, address and telephone number of agent for service)

                                   ---------

                                  Copies to:
                           DENNIS J. DOUCETTE, ESQ.
                      LUCE FORWARD HAMILTON & SCRIPPS LLP
                         600 WEST BROADWAY, SUITE 2600
                              SAN DIEGO, CA 92101
                                (619) 236-1414

                                   ---------

                        CALCULATION OF REGISTRATION FEE

====================================================================================================================================
                                                           AMOUNT          PROPOSED MAXIMUM       PROPOSED MAXIMUM        AMOUNT OF
           TITLE OF SECURITIES                             TO BE           OFFERING PRICE       AGGREGATE OFFERING     REGISTRATION
             TO BE REGISTERED                            REGISTERED           PER SHARE                PRICE                FEE
------------------------------------------------------------------------------------------------------------------------------------
Common Stock, $.001 par value:

Reserved or outstanding under 1999 Stock Plan           4,242,082
Reserved or outstanding under 1995 Stock Plan             624,750
Reserved or outstanding under 1995 Directors'
  Option Plan                                             450,000
                                                        ---------
Totals                                                  5,316,832              $5.94             $31,581,982            $8,338
                                                        =========
====================================================================================================================================

(1) Excludes all shares previously registered under Registrant's 1995 Stock Plan and 1995 Directors' Option Plan on the Registrant's Registration Statement on Form S-8 (File No. 333-20239) filed on January 23, 1997.

(2) Estimated in accordance with Rule 457(h) solely for the purpose of calculating the filing fee on the basis of $5.94 per share (based on the average high and low price of Registrant's Common Stock as reported on the American Stock Exchange on April 25, 2000).

(3) Amount of the Registration Fee was calculated pursuant to Section 6(b) of the Securities Act of 1993, as amended.

================================================================================

                       GENSTAR THERAPEUTICS CORPORATION

                      REGISTRATION STATEMENT ON FORM S-8

         PART II - INFORMATION REQUIRED IN THE REGISTRATION STATEMENT


ITEM 3. INCORPORATION OF DOCUMENTS BY REFERENCE.

     There are hereby incorporated by reference into this Registration Statement the following documents and information heretofore filed with the Securities and Exchange Commission (the "Commission"):

     1. The Registrant's Annual Report on Form 10-KSB for the fiscal year ended December 31, 1999, filed pursuant to Section 13(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

     2. The Registrant's Quarterly Reports on Form 10-QSB for the quarters ended March 31, 1999, June 30, 1999 and September 30, 1999, filed pursuant to
Section 13(a) of the Exchange Act.

     3. The description of the Registrant's Common Stock contained in the Registrant's Registration Statement on Form 8-A dated April 17, 2000 filed pursuant to Section 12(g) of the Exchange Act.

     4. The Registrant's Registration Statement on Form S-8 (File No. 333-20239) filed on January 23, 1997.

     All documents filed by the Registrant pursuant to Section 13(a), 13(c), 14 and 15(d) of the Exchange Act after the date hereof, and prior to the filing of a post-effective amendment which indicates that all securities offered have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference herein and to be part hereof from the date of filing such documents.

ITEMS 4 - 7

     Items 4 - 7, inclusive, are omitted in reliance upon General Instruction
E to Form S-8, and the above incorporation by reference of a previously filed and currently effective Registration Statement on Form S-8 (file No. 333-20239).

ITEM 8.  EXHIBITS.


    Exhibit
    Number    Description of Document
    -------   -----------------------
      4.1     1995 Stock Plan. (1)

      4.2     1995 Directors' Option Plan (1)

      4.3     1999 Stock Plan (2)

      5.1 Opinion of Luce Forward Hamilton & Scripps as to legality of securities being registered.

     23.1     Consent of Ernst & Young LLP, Independent Auditors.

     23.2     Consent of Counsel (contained in Exhibit 5.1 hereto).

     24.1     Powers of Attorney (see page 5).

----------
(1) Previously filed in the Registrant's Registration Statement on Form 10-SB (File No. 0-27264) originally filed November 17, 1995 and declared effective on January 11, 1996.

(2) Previously filed in the Registrant's Registration Statement on Form SB-2 originally filed June 22, 1999.


ITEM 9. UNDERTAKINGS.

     Item 9 is omitted in reliance upon General Instruction E to Form S-8, and the above incorporation by reference of a previously filed and currently effective Registration Statement on Form S-8 (File No. 333-20239).

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Diego, State of California, on this 1st day of May, 2000.

                                    GENSTAR THERAPEUTICS CORPORATION

                                    By: /s/ CARIN D. SANDVIK
                                       -----------------------------------------
                                       Carin D. Sandvik
                                       Controller, Chief Accounting Officer, and
                                       Secretary

                               POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Paul D. Quadros and Carin D. Sandvik, and each of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


           SIGNATURE                                   TITLE                                    DATE
           ---------                                   -----                                   -----
/s/ ROBERT E. SOBOL              President, Chief Executive Officer and Director              May 1, 2000
------------------------
Robert E. Sobol

/s/ PAUL D. QUADROS              Chairman of the Board and Chief Financial                    May 1, 2000
------------------------          Officer
Paul D. Quadros

/s/ WEI WEI ZHANG                Sr. VP, Chief Scientific Officer and Director                May 1, 2000
------------------------
Wei Wei Zhang

/s/ CARIN D. SANDVIK             Controller, Chief Accounting Officer and                     May 1, 2000
------------------------          Secretary
Carin D. Sandvik

/s/ PETER F. BERNARDONI          Director                                                     May 1, 2000
------------------------
Peter F. Bernardoni

/s/ IVOR ROYSTON                 Director                                                     May 1, 2000
------------------------
Ivor Royston

/s/ VICTOR W. SCHMITT            Director                                                     May 1, 2000
------------------------
Victor W. Schmitt

                               Index to Exhibits
                               -----------------

    Exhibit                                                                      Sequentially
    Number    Description of Document                                            Numbered Page
    -------   -----------------------                                            -------------
      4.1     1995 Stock Plan. (1)

      4.2     1995 Directors' Option Plan (1)

      4.3     1999 Stock Plan (2)

      5.1 Opinion of Luce Forward Hamilton & Scripps as to legality of securities being registered.

     23.1     Consent of Ernst & Young LLP, Independent Auditors.

     23.2     Consent of Counsel (contained in Exhibit 5.1 hereto).

     24.1     Powers of Attorney (see page 5).

--------
(1) Previously filed in the Registrant's Registration Statement on Form 10-SB (File No. 0-27264) originally filed November 17, 1995 and declared effective on January 11, 1996.

(2) Previously filed in the Registrant's Registration Statement on Form SB-2 originally filed on June 22, 1999.